UNIT PURCHASE AGREEMENT

                                 RAPIDTRON, INC.



THIS AGREEMENT is made effective as of the 12th day of November, 2003 (the "EFFECTIVE DATE") by and among:

     RAPIDTRON, INC., a Nevada corporation, of 3151 Airway Ave., Bldg. Q, Costa Mesa, CA 92626 (the "COMPANY");

     JOHN CREEL, an individual and President, Chairman of the Board of Directors and shareholder of the Company ("CREEL");

     STEVE MEINEKE, an individual and Secretary, Treasurer, General Manager, Director and shareholder of the Company ("MEINEKE");

     PETER DERMUTZ, an individual and Executive Vice President and shareholder of the Company ("DERMUTZ");

     CERES FINANCIAL LIMITED, a BVI company, of Walkers Chambers, P.O. Box 92, Mill Mall, Road Town, Tortola, British Virgin Islands (the "LEAD INVESTOR"); and

     Each of the persons or entities named as Subscribers on Schedule A attached
                                                             ----------
     hereto (each, a "SUBSCRIBER").

The Company, the Lead Investor and the Subscribers are collectively referred to as the "PARTIES." Collectively, Creel, Meineke and Dermutz are referred to in this Agreement as the "PRINCIPALS." The Lead Investor and the Subscribers are referred to collectively as the "INVESTORS" and individually as an "INVESTOR."

WHEREAS:

     A. The Company is currently offering units (the "UNITS") at $1.25 per Unit, subject to certain anti-dilution price adjustments, and each Unit consists of one share of the Company's common stock (a "COMMON SHARE") with a par value of $0.001 and one non-transferable share purchase warrant (a "WARRANT"). Each Warrant will entitle the Subscriber to subscribe for one additional Common Share at a price of $1.25 per share at any time up to 5:00 p.m. local time in Costa Mesa, California on the first anniversary of the date of issuance and, thereafter, at a price of $1.50 per share at any time up to 5:00 p.m. local time in Costa Mesa, California on the second anniversary of the date of issuance. The Units, the Common Shares, and the Warrants are referred to in this Agreement as the "SECURITIES." All dollar amounts set forth in this Agreement are in United States dollars.

     B. Each Investor, severally and not jointly, agrees to purchase its pro rata portion of Units in four (4) tranches, subject to the terms and conditions set forth in this Agreement.

     C.   The Company is offering the Securities only to qualified investors who
          (i) satisfy the criteria for "ACCREDITED INVESTORS" as defined under Rule 501(a) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), (ii) are not "U.S. Persons" as such term is defined by Rule 902 of Regulation S under the Securities Act and (iii) are outside the United States at the time of execution and delivery of this Agreement. The Company is offering the Securities pursuant to (i) an exemption from registration promulgated under Rule 506 of Regulation D of the Securities Act and/or (ii) an exclusion from the registration requirements available under Rule 903 of Regulation S of the Securities Act.

     D. The Lead Investor has agreed to purchase the number of Units set forth beside Lead Investor's name on Schedule A attached hereto, subject to
                                         ----------
          the terms and conditions set forth in this Agreement. Each of the Parties acknowledges that the Subscribers would not otherwise invest in the Company, absent the investment of the Lead Investor. As a condition to facilitating such investment by the Lead Investor, the Company has agreed to certain covenants for the benefit of the Lead Investor, individually, and certain additional covenants for the benefit of the Investors, collectively.

     E. The Principals have made certain representations and warranties to the Investors related to the forecasted performance of the Company in connection with the offering of the Units, and have agreed that such representations are a material inducement to the Lead Investor and the Subscribers' investment in the Company. In connection with such forecasts, the Principals have agreed to enter into an Escrow and Contribution Agreement under which the Principals have agreed (i) to place any and all of the Common Shares of the Company held by them on the date hereof into escrow and (ii) to contribute their pro rata share of such escrowed shares to the Company in the event of (A) a breach such representations and warranties or (B) the issuance of stock options in excess of certain limits (the "ESCROW AND CONTRIBUTION AGREEMENT").

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements herein contained, the receipt of which is acknowledged, the Parties covenant and agree with each other as follows:

1.   SUBSCRIPTION

1.1  Subscription.  Subject to the terms and subject to the conditions of this
     ------------
     Agreement and the adjustments set forth in Section 1.3, each of the Investors, severally and not jointly, agrees to purchase its pro rata portion of Units at the Purchase Price (as such term is defined in Section 1.3) in four (4) tranches on the following closing dates (each, a "CLOSING"):

     (a) Tranche 1 upon execution and delivery of this Agreement for 576,000 Units for proceeds of $720,000;

     (b) Tranche 2 thirty (30) days after the date of the first Closing for 416,000 Units for proceeds of $520,000;

     (c) Tranche 3 on December 31, 2003 for 288,000 Units for proceeds of $360,000; and

     (d) Tranche 4 on January 31, 2004 for the remaining number of Units subscribed for under this Agreement for gross proceeds in excess of $1,600,000.

1.2  Security Offered.  Each Unit shall consists of one Common Share and one
     ----------------
     non-transferable Warrant. Each Warrant will entitle the Investor to subscribe for one additional Common Share at a price of $1.25 per share at any time up to 5:00 p.m. local time in Costa Mesa, California on the first anniversary of the date of issuance and, thereafter, at a price of $1.50 per share at any time up to 5:00 p.m. local time in Costa Mesa, California on the second anniversary of the date of issuance. The Warrants will be evidenced by a Warrant Certificate, in the form attached as Schedule B to
                                                                 ----------
     be issued to the Investor on the date of each Closing (each, a "CLOSING DATE").

1.3  Purchase Price.  On each Closing Date, each Investor, severally and not
     --------------
     jointly, shall pay to the Company the Purchase Price of Units subscribed in such Tranche, by check payable to "Rapidtron, Inc.", by wire transfer to Rapidtron, Inc. (pursuant to the wire transfer instructions provided in advance of such Closing Date) or by other means agreed to in writing by the parties (except in Tranche 4 in which the Investors may pay the Purchase Price by tendering one or more promissory notes payable by the Company), which shall be applied to payment for the Units subscribed for herein. The Investors shall use their best efforts to pay the Purchase Price by wire transfer. The "Purchase Price" of each Unit shall be $1.25 per Unit, subject to adjustment as follows:

     (a) In case the Company shall (i) pay a dividend or make a distribution on its Common Shares, (ii) subdivide its outstanding Common Shares into a greater number of shares, (iii) combine the shares of its outstanding Common Shares into a smaller number of shares, or (iv) issue shares by reclassification of its Common Shares, then in each such case the Purchase Price and the number of Units subscribed for under this Agreement in effect immediately prior thereto shall be proportionately adjusted so that each Investor shall be entitled to receive, to the extent permitted by applicable law, the number and kind of Securities which such Investor would have owned or have been entitled to receive after the happening of such event had such Units been purchased immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (a) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     (b) If and whenever the Company shall (i) issue or sell any Common Shares for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issuance or sale, (ii) issue or sell any warrants, options or other rights to acquire Common Shares at a purchase price less than the Purchase Price in effect immediately prior to the time of such issuance or sale or (iii) issue or sell any other securities that are convertible into Common Shares for a purchase or exchange price less than the conversion price in effect immediately prior to the time of such issuance or sale (except for the issuance or sale of Common Shares pursuant to the exercise of employee stock options that may be granted pursuant to employee stock option plans adopted by the Company's Board of Directors as of the date of this Agreement) then, upon such issuance or sale, the Purchase Price shall be reduced to the price at which such Common Shares are being issued or sold by the Company or the price at which such other securities are exercisable or convertible into Common Shares.

     (c) In case of any consolidation or merger of the Company with any other corporation (other than a wholly-owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in case of any share exchange pursuant to which all of the outstanding Common Shares are converted into other securities or property, the Company shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that each Investor shall have the right upon payment of the Purchase Price of the Units subscribed for under this Agreement, to purchase such Units and exercise such warrants immediately prior to closing such transaction and thereby purchase securities of the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of Common Shares immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of Common Shares is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company shall provide or cause to be provided to each Investor the right, upon payment of the Purchase Price of the Units subscribed for under this Agreement, to elect the securities, cash or other assets into which the Common Shares and Common Shares acquirable upon exercise of the Warrants after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Shares (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).

     (d) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of Section 1.3(a), (b) or (c), but which should result in an adjustment in the Purchase Price and/or the number of Units or Securities subject to this Agreement in order to fairly protect the subscription rights of each Investor, an appropriate adjustment in such subscription rights shall be made by the Company.

     (e) Notwithstanding the foregoing, there shall be no adjustment to the number of Units or Purchase Price of any Units once such Units have been issued by the Company in accordance with the terms of this Agreement.

1.4  Delivery of Certificates.  Promptly upon receipt of the Purchase Price at
     ------------------------
     the applicable Closing, the Company shall deliver to each Investor certificates representing the number of Common Shares and Warrants underlying the Units purchased, registered in the name of the Investor. Each Investor agrees to execute and deliver such other documents as may be reasonably requested by the Company in connection with the certificate delivery.

1.5  Use of Proceeds.   As an inducement to invest in the Company, the Company
     ---------------
     represents, warrants and covenants to each Investor that the proceeds of each Tranche will be used for the following purposes:

     (a)  Tranche 1 for proceeds of $720,000:

          (i)  $400,000 payable to Axess AG for equipment and products;

          (ii) $150,000 payable to Silverback Data Management in connection with certain publication services;

         (iii) $20,000 payable to Mark Adair for accrued compensation;

          (iv) $125,000 to the Company for operating expenses; and

          (v) $25,000 payable to Lead Investor's legal counsel towards "Investor's Legal Fee" pursuant to Section 5.2 below

     (b)  Tranche 2 for proceeds of $520,000:

          (i)  $200,000 payable to Axess AG for equipment and products;

          (ii) $150,000 payable to Silverback Data Management in connection with certain publication services;

         (iii) $20,000 payable to Mark Adair for accrued compensation;

          (iv) $25,000 payable to Lead Investor's legal counsel towards "Investor's Legal Fee" pursuant to Section 5.2 below; and

          (v)  $125,000 to the Company for operating expenses.

     (c)  Tranche 3 for proceeds of $360,000:

          (i) $150,000 payable to Silverback Data Management in connection with certain publication services;

          (ii) $25,000 payable to the Company's legal counsel;

         (iii) $50,000 to the Company to be used for marketing materials and activities; and

          (iv) $135,000 to the Company for operating expenses.

     (d) Tranche 4 for gross proceeds in excess of $1,600,000 to the Company first to pay any remaining, unpaid portion of the Investor's Legal Fee pursuant to Section 5.2 below, second to pay any unpaid portion of the outstanding invoice(s) from the Company's legal counsel, and the remaining proceeds for operating expenses.

     Notwithstanding the foregoing, in no event shall the proceeds of any Tranche in this Section 1.1 be used to satisfy the Company's obligations under notes payable, accounts payable and/or accrued salaries and expenses payable as of the Effective Date to John Creel, Steve Meineke, Larry Williams, Comerica Bank, Meineke LLC, Equus Marketing and Design.

1.6 By signing this Agreement, each Investor acknowledges that the Company is relying on the accuracy and completeness of the representations contained in this Agreement in complying with its obligations under applicable securities laws.

2.   CLOSING, CLOSING CONDITIONS AND DELIVERIES

2.1 The Closing of each of the transactions contemplated by Section 1.1 shall take place at the offices of Dorsey & Whitney, LLP, 1420 Fifth Avenue, Suite 3400, Seattle Washington 98101, at 5:00 p.m., Seattle time, on the Effective Date or at such other place or different time or day as may be mutually acceptable to the Lead Investor and the Company.

2.2 The Closing of the transaction contemplated by Section 1.1 (a) is subject to the fulfillment of the following conditions (the "INITIAL CLOSING CONDITIONS") which are for the benefit of each Investor:

     (a) all relevant documentation and approvals as may be required, by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules and guidelines of any stock exchange on which the Common Shares are listed, shall have been obtained and, where applicable, executed by or on behalf of the Investor;

     (b) the Company's board of directors shall have authorized and approved the execution and delivery of this Agreement, the issuance and delivery of the Units, the allotment and issuance of the Common Shares, the allotment and issuance of the Warrants, and the allotment and issuance of the Common Shares acquired upon exercise of the Warrants (the "WARRANT SHARES");

     (c) the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the Closing Date, and the Company shall have delivered a certificate of a senior officer of the Company (acting without personal liability) to that effect to the Investors;

     (d) no action or proceeding at law or in equity shall be pending or threatened by any person, including any government, governmental authority, regulatory body or agency to enjoin, restrict or prohibit the purchase and issuance of the Securities or the transactions contemplated hereby;

     (e) the Company shall have entered into a Consulting Agreement for strategic management consulting services with Big Sky Management Ltd.;

     (f) the Company and the Lead Investor shall have executed and delivered the Registration Rights Agreement in the form attached hereto as Schedule C;
          ----------

     (g) the Company and each of the Principals and their respective spouses shall have executed and delivered the Escrow and Contribution Agreement in the form attached hereto as Schedule D;
                                                   ----------

     (h)  the Principals shall have delivered Schedule E of this Agreement
                                              ----------
          listing any and all Common Shares owned directly or indirectly by them;

     (i) the Company shall have delivered a copy of resolutions of the Board of Directors of the Company certified by the secretary of the Company authorizing and approving the execution, delivery and performance of this Agreement;

     (j) the Lead Investor, for its sole benefit, shall have completed its business, financial, legal and technical due diligence inquiries; and

     (k) the Company shall have entered into an agreement will Silverback Data Management.

2.3  The Closing of each of the transactions contemplated by Section 1.1 (b),
     (c) and (d) is subject to the fulfillment of the following conditions (the "SUBSEQUENT CLOSING CONDITIONS") which are for the benefit of each Investor and which Subsequent Closing Conditions the Company covenants to exercise its reasonable best efforts to have fulfilled on or prior to each Closing
     Date:

     (a) all relevant documentation and approvals as may be required, by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules and guidelines of any stock exchange on which the Company's common shares are listed, shall have been obtained and, where applicable, executed by or on behalf of the Investor;

     (b) the issuance and delivery of the Units, the allotment and issuance of the Common Shares, the allotment and issuance of the Warrants, the allotment and issuance of the Warrant Shares and any adjustments to the Purchase Price or the number or type of securities required under the terms of this Agreement shall have been authorized by the board of directors of the Company;

     (c) the Company shall have complied with its covenants contained in this Agreement to be complied with prior to such Closing, including the covenant related to the use of proceeds set forth in Section 1.5 and the covenants set forth in Section 4.2, and the Company shall have delivered a certificate of a senior officer of the Company (acting without personal liability) to that effect to the Investors;

     (d) the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the Closing Date, and the Company shall have delivered a certificate of a senior officer of the Company (acting without personal liability) to that effect to the Investors;

     (e) each of the agreements contemplated in Sections 2.2 (f), (g) and (h) shall continue to be in full force and effect and there shall be no material breach in such agreements;

     (f) the Company shall not (i) have applied for or consented to the appointment of, and there shall not have been a taking of possession by, a receiver, custodian, trustee or liquidator for the Corporation or any of its property; (ii) have become generally unable to pay its debts as they become due; (iii) have made a general assignment for the benefit of creditors or become insolvent; (iv) have filed or be served with any petition for relief under the Bankruptcy Code or any similar federal or state statute; (v) have any judgment entered against it in excess of $50,000 in any one instance or have any attachment or levy made to or against any of its property or assets; (vi) have defaulted with respect to any evidence of indebtedness or liability for borrowed money, or any such indebtedness shall not be paid as and when due and payable; or (vii) have assessed or imposed against it, or if there shall exist, any general or specific lien for any federal, state or local taxes or charges against any of its property or assets;

     (g) neither the Company nor any Principal shall have taken any action which has had a substantial, adverse effect upon the Company's ability to meet its financial projections set forth in Section 4.1(ii) of this Agreement (by way of example and not of limitation, a Principal's voluntary termination of employment);

     (h) the Company shall have paid, in accordance with Section 5.2, the Investor's Legal Fee; and

     (i) the Company shall have prior to December 31, 2003 and the Closing of Tranche 3 in Section 1.1(c), converted debt, in the amounts set forth beside each Debt Holders name on Schedule G of this Agreement, payable
                                           ----------
          as of the Effective Date into shares of common stock at $1.00 per share.


2.4 The Initial Closing Conditions and Subsequent Closing Conditions may be waived in writing in whole or in part by the Investors before Closing upon such terms as it may consider appropriate.

3.   INVESTOR REPRESENTATIONS, WARRANTIES, AND COVENANTS

3.1 Each Investor, severally and not jointly, makes the following representations and warranties to the Company:

     (a) The Investor is purchasing the Units, consisting of the Common Shares and the Warrants, for its own account or for the account of one or more persons for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Common Shares issued in connection with the purchase of the Units, or upon exercise of the Warrants; provided, however, that the Purchaser may sell or otherwise dispose of any of the Common Shares pursuant to registration thereof under the Securities Act and any applicable state securities laws or under an exemption from such registration requirements.

     (b) The Investor recognizes that investment in the Securities involves substantial risks and has taken full cognizance of and understands all of the risks related to the purchase of the Securities, including without limitation those set forth under the caption "Risk Factors" in the Company's reports on Form 10-KSB, 10-QSB and 8-K and the draft Form 10-QSB for the quarter ended September 30, 2003, in substantially the form provided to the Investors (collectively, the "SEC REPORTS") filed with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     (c) In making its decision to invest in the Units, the Investor has carefully reviewed and is familiar with the Company's SEC Reports, and the Investor has relied on the information contained therein and the documents and materials delivered therewith, and on the Investor's own independent investigations and/or those of the Investor's own professional tax and other advisors. The Investor and the Investor's advisors (including the Investor's representative, if any) have been given the opportunity to obtain information and to examine all documents relating to the Company, and to ask questions of and to receive answers from the officers of the Company concerning the Company, the officers and directors, and the terms and conditions of this investment, and to obtain any additional information, to the extent the Company possesses that information or could acquire it without unreasonable effort or expense, to verify the accuracy of any information previously furnished. All questions have been answered to the full satisfaction of the Investor, and all information and documents, records and books pertaining to this investment that the Investor has requested have been made available to the Investor.

     (d) The Investor believes that it, either alone or with the assistance of its advisor(s) (including the Investor's representative, if any), has such knowledge and experience in financial and business matters that the Investor is capable of reading and interpreting disclosure materials, such as the SEC Reports and the Company's financial statements, and of evaluating the merits and risks of the prospective investment in the Securities. The Investor has obtained sufficient information to evaluate the merits and risks of an investment in the Company and has the net worth to undertake those risks.

     (e) The Investor has obtained, to the extent the Investor deems necessary, the Investor's own personal, professional advice with respect to the risks inherent in the investment in the Company and the suitability of the investment in the Securities in light of the Investor's financial condition and investment needs.

     (f) The Investor believes that investment in the Securities is suitable for the Investor based on the Investor's investment objectives and financial needs, and the Investor has adequate means for providing for the Investor's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities.

     (g) The Investor is able to (i) hold the Common Shares and, if the Warrants are exercised, the Common Shares underlying the Warrants, for an indefinite period of time, (ii) bear the economic risk of the Investor's investment, and (iii) withstand a complete loss of the investment.

     (h) The Investor has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices, or other communications published in any newspaper, magazine, or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

     (i) The Investor, and if applicable, each person for whose account it is purchasing the Units:

          (a) acknowledges that the Units, consisting of the Common Shares and the Warrants, have not been registered under the Securities Act, and the Investor undertakes and agrees that it will not offer or sell the Common Shares unless the Common Shares are registered under the Securities Act and the securities laws of all applicable states of the United States, or such Common Shares are sold pursuant to an available exemption from such registration requirements;

          (b) represents that it is an "ACCREDITED INVESTOR" as such term is defined under Rule 501(a) of Regulation D of the Securities Act, by satisfying one or more of the criteria set forth on Schedule
                                                                      --------
               F, attached hereto;
               -

          (c) represents it is not a "U.S. person", as defined in Regulation S under the Securities Act (which definition includes but is not limited to (A) any individual resident in the United States, (B) any partnership or corporation organized or incorporated under the laws of the United States, (C) any partnership or corporation formed by a U.S. person under the laws of any foreign jurisdiction principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by "accredited investors" as defined in Rule 501(a) of Regulation D under the Securities Act resident in the United States, or (D) any estate or trust of which any executor, administrator or trustee is a U.S. person), and is not purchasing the Units for the account or benefit of a "U.S. person"; and

          (d) represents that it was not offered any of the Units in the United States, did not receive any materials relating to the offer of the Units in the United States, and did not execute this Agreement or any other materials relating to the purchase of the Units in the United States.

     (j) The Investor understands that the Common Shares issuable upon purchase of the Units and the Common Shares issuable on the exercise of the Warrants are "restricted securities," as such term is defined under Rule 144 of the Securities Act, and may not be offered, sold, transferred, pledged, or hypothecated to any person in the absence of registration under the Securities Act or an opinion of counsel satisfactory to the Company that registration is not required. Even if an exemption is available, the assignability and transfer of the Securities is subject to limitations imposed by this Agreement.

     (k) The Investor further understands that a legend in substantially the following form will be placed on all documents evidencing the Common Shares and the Common Shares issuable upon exercise of the Warrants and that similar notations may be made on the Company records as a means of preventing the disposition of the Common Shares other than in accordance with this Agreement and applicable law:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

     (l) If a partnership, trust, corporation, or other entity: (i) the Investor has the power and authority to sign and comply with the terms of this Agreement and the person signing this Agreement on its behalf has the necessary power to do so; (ii) the Investor's principal place of business and principal office are located within the jurisdiction set forth in its address below.

     (m) The Investor understands and agrees that there may be material tax consequences to the Investor of an acquisition or disposition of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Investor under United States, state, local or foreign tax law of the Investor's acquisition or disposition of the Securities.

     (n) The Investor confirms that neither the officers of the Company nor any of its affiliates or agents have made any representations or warranties or statements, except as explicitly set forth in this Agreement, concerning the Investor's investment in the Units, including but not limited to any representations or warranties concerning tax consequences that may arise in connection with the Investor's investment in the Securities or the anticipated financial results of the operations of the Company.

     (o) The Investor acknowledges that in making its decision to invest in the Securities, it is not relying on any other Investor or upon any person, firm or company. Each Investor agrees that no other Investor (including the Lead Investor) nor the partners, employees, officers or controlling persons of any other Investor shall be liable for any actions taken by such Investor, or omitted to be taken by such Investor, in connection with such investment.

     (p) No brokers or finders underlined no person, firm or corporation has or will have, as a result of an act or mission of any Investor, any right, interest or valid claim against the company or any Investor for any commission, fee for other compensation as a finder or broker in connection with the transactions contemplated by this agreement. Each Investor will indemnify and hold the company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this agreement.


3.2  Each Investor agrees as follows:

     (a) If the Investor decides to offer, sell or otherwise transfer any of the Common Shares or Warrants, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

          (a) the sale is to the Company or in a transaction that is registered under the Securities Act and in accordance with any applicable state securities or "Blue Sky" laws;

          (b) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the Securities Act and in compliance with applicable local laws and regulations;

          (c) the sale is made in compliance with the exemption from the registration requirements under the Securities Act and in accordance with Rule 144 thereunder, if applicable, and in accordance with any applicable state securities or "Blue Sky" laws; or

          (d) the securities are sold in a transaction that does not require registration under the Securities Act or any applicable U.S. state laws and regulations governing the offer and sale of securities; and

          with respect to subparagraphs (iii) and (iv) hereof, it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company.

     (b) The Investor agrees not to engage in hedging transactions prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the Securities Act with regard to
          (A) the Units, or (B) any other securities that it acquires from the Company in reliance upon the exclusion from registration provided by Regulation S under the Securities Act, and understands that the certificates representing the Common Shares and the Warrants will be impressed with a legend to such effect.

3.3  Each Investor acknowledges and agrees as follows:

     (a) the Warrants are non-transferable, except as otherwise required by law; provided however, the holder of the Warrants may transfer the Warrant to a family trust, family member or corporation controlled by the shareholder, or if a corporation, its shareholders.

     (b) the Investor acknowledges that any person who exercises a Warrant will be required to provide to the Company either:

          (a) a representation that the Warrant is being exercised by the original purchaser of the Units and the representations and warranties made in connection with such purchase remain true and correct as of the date of the exercise; or

          (b) a written opinion of counsel or other evidence satisfactory to the Company to the effect that the Warrants and the Warrant Shares have been registered under the Securities Act and applicable state securities laws or are exempt from registration thereunder.

4.   COMPANY AND PRINCIPAL REPRESENTATIONS, WARRANTIES, AND COVENANTS

4.1 In order to induce each Investor to enter into this Agreement and to purchase the number of Units set forth after its name on Schedule A, the
                                                              ----------
     Company (and each of the Principals in the case of Section 4.1(hh), Section 4.1(ii)) and Section 4.1(jj) hereby represents and warrants to each Investor, except as disclosed in the attached Company Disclosure Schedule, that:

     (a)  Organization, Standing, Etc.  The Company is a corporation duly
          ---------------------------
          organized, validly existing and in good standing under the laws of the state of Nevada, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company has the requisite corporate power and authority to issue the Securities and to otherwise perform its obligations under this agreement.

     (b)  Governing Instruments.  The Company has filed in its SEC Reports true,
          ---------------------
          accurate and correct copies of the articles of incorporation and bylaws of the Company and such articles of incorporation and bylaws are the duly and legally adopted articles of incorporation and bylaws of the Company in effect as of the date of this Agreement.

     (c)  Subsidiaries, etc.  Except as otherwise described in its SEC Reports,
          -----------------
          the Company does not have any direct or indirect ownership interest in any corporation, partnership, joint venture, association or other business enterprise. If any entity is described in the Company's SEC Reports and the Company owns a controlling interest in such entity, each of the representations and warranties set forth in this article
          4.1 are being hereby restated with respect to such entity (modified as appropriate to the nature of such entity).

     (d)  Qualification.  The Company is duly qualified, licensed or
          -------------
          domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or the properties owned or leased by it makes such qualification, licensing or domestication necessary and in which failure to so qualify or be licensed or domesticated would have a material adverse impact upon its business.

     (e)  Financial Statements.  The Company's most recent financial statements
          --------------------
          contained in the Company's SEC Reports (i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the balance sheets dates and the results of its operations for the periods therein specified, and (iii) have, in all material respects, been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Without limiting the generality of the foregoing, the balance sheets or notes thereto disclose all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) as of the date of the Company's most recent financial statements contained in the Company's SEC Reports, which, individually or in the aggregate, are material and which in accordance with generally accepted accounting principles would be required to be disclosed in such balance sheets, and includes appropriate reserves for all taxes and other liabilities accrued as of such dates but not yet payable.

     (f)  Tax Returns and Audits.  All required federal, state and local tax
          ----------------------
          returns or appropriate extension requests of the Company have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or provision for the payment thereof has been made. The Company is not delinquent in the payment of any such tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax. None of the Company's tax returns have been audited by governmental authorities in a manner to bring such audits to the Company's attention. The Company does not have any tax liabilities except those incurred in the ordinary course of business since January 1, 2003.

     (g)  Changes, Dividends, Etc.  Except for the transactions contemplated by
          -----------------------
          this Agreement, since the date of the Company's most recent financial statements contained in the Company's SEC Reports , the Company has not: (i) incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (v) sold, transferred or leased any of its assets except in the ordinary course of business; (vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, business or prospects of the Company; (vii) entered into any transaction other than in the ordinary course of business; (viii) encountered any labor difficulties or labor union organizing activities; (ix) issued or sold any shares of capital stock or other securities or granted any options, warrants, or other purchase rights with respect thereto other than pursuant to this agreement; (x) made any acquisition or disposition of any material assets or became involved in any other material transaction, other than for fair value in the ordinary course of business; (xi) increased the compensation payable, or to become payable, to any of its directors or employees, or made any bonus payment or similar arrangement with any of its directors or employees or increased the scope or nature of any fringe benefits provided for its directors or employees; or (xii) agreed to do any of the foregoing other than pursuant hereto. There has been no material adverse change in the financial condition, operations, results of operations or business of the Company since the date of the Company's most recent financial statements contained in the Company's SEC Reports or most resent draft delivered to the Lead Investor.

     (h)  Title to Properties and Encumbrances.  The Company has good and
          ------------------------------------
          marketable title to all of its properties and assets, including without limitation the properties and assets reflected on Company's most recent financial statements contained in the Company's SEC Reports and the properties and assets used in the conduct of its business, except for property disposed of in the ordinary course of business since the date of the Company's most recent financial statements contained in the Company's SEC Reports, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described on the Company Disclosure Schedule or the notes to the financial statements attached to the Company's latest SEC Reports, (b) liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings, or (c) those which do not materially affect the value of or interfere with the use made of such properties and assets.

     (i)  Conditions of Properties.  The plant, offices and equipment of the
          ------------------------
          Company have been kept in good condition and repair in the ordinary course of business.

     (j)  Litigation; Governmental Proceedings.  There are no legal actions,
          ------------------------------------
          suits, arbitrations or other legal, administrative or governmental proceedings or, to the knowledge of the

          Company, threatened against the Company, or its properties or business, and the Company is not aware of any pending investigations or facts which are likely to result in or form the basis for any such action, suit or other proceeding. The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality. The Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

     (k)  Compliance With Applicable Laws and Other Instruments.  To the best of
          -----------------------------------------------------
          the Company's knowledge, the business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with, this agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the articles of incorporation or bylaws of the Company. The Company is not in violation of its articles of incorporation or bylaws nor in material violation of, or in material default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement in any material respect. The Company is not subject to any restriction which would prohibit it from entering into or performing its obligations under this agreement.

     (l)  Units, Warrants and Conversion Shares.  The Units and the underlying
          -------------------------------------
          Common Shares, when issued and paid for pursuant to the terms of this Agreement or upon the exercise of the Warrants, will be duly authorized, validly issued and outstanding, fully paid, nonassessable shares and shall be free and clear of all pledges, liens, encumbrances and restrictions created by the Company. The Warrants, when issued pursuant to the terms of this agreement will be binding obligations of the Company in accordance with their terms. The Common Shares have been reserved for issuance and when issued upon exercise of the Warrants will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions.

     (m)  Securities Laws.  Based in part upon the representations of the
          ---------------
          Investors in Section 3, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this agreement or the offer, issuance, sale or delivery of the Securities, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales except applicable notices of exemption, such as a Form D. The Company has not, directly or through an agent, offered the Securities or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Investors and other accredited investors, except prior to the date of this Agreement, which offers have or will be terminated prior to the First Closing Date. To the best of the Company's knowledge, under the circumstances contemplated by this agreement and assuming the accuracy of the representations of the Investors in article 3, the offer, issuance, sale and delivery of the Securities will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the federal Securities Act.

     (n)  Patents and Other Intangible Rights.  To the best of the Company's
          -----------------------------------
          knowledge, the Company (a) owns or has the exclusive right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, (b) is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to develop operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens, or claims of others, and (d) is not using any confidential information or trade secrets of others.

     (o)  Capital Stock.  The authorized capital stock of the Company consists
          -------------
          of 100,000,000 common shares, $0.001 par value, of which 17,929,314 shares are issued and outstanding as of the Effective Date, and 5,000,0000 shares of preferred stock, $0.001 par value, of which no shares are issued and outstanding. All of the outstanding shares of the Company were duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Neither the offer nor the issuance or sale of the Units, the Common Shares or the Warrants constitutes an event, under any anti-dilution provisions of any securities issued or issuable by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. No holder of any security of the Company is entitled to any pre-emptive or similar rights to purchase any securities of the Company from the Company; provided, however, that nothing in this section 4.1(o) shall affect, alter or diminish any right granted to the Investors in this Agreement.

     (p) All securities issued by the Company after May 8, 2003, have been issued in full compliance with an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and from the registration and qualification requirements of all applicable state securities laws.

     (q)  Outstanding Debt.  The Company does not have any material indebtedness
          ----------------
          incurred as the result of a direct borrowing of money, including, but not limited to, indebtedness with respect to trade accounts, except as set forth in the Company's most recent financial statements contained in the Company's SEC Reports or the notes thereto. The Company is not in default in the payment of the principal of or interest or premium on any such indebtedness, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such indebtedness which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

     (r)  Assets and Contracts.  The Company has filed all material agreements
          --------------------
          required to be filed or submitted with its SEC Reports under the rules and regulations of the SEC. The Company has in all material respects substantially performed all obligations required to be performed by it to date and is not in default in any material respect under any of the contracts, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound. All instruments material to the Company's business or otherwise described in this section are in effect and enforceable according to their respective terms, and there is not under any of such instruments any existing material default or event of default or event which, with notice or lapse of time or both, would constitute an event of default thereunder. All parties having material contractual arrangements with the Company are in substantial compliance therewith and none are in material default in any respect thereunder.

     (s)  Corporate Acts and Proceedings.  This Agreement has been duly
          ------------------------------
          authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, and is a valid and binding agreement on the part of the Company that is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate action necessary to the authorization, creation, reservation, issuance and delivery of the Units, Common Shares, the Warrants and the Common Shares acquirable upon exercise of the Warrants has been taken by the Company, or will be taken by the Company on or prior to the Closing Date.

     (t)  Accounts Receivable.  To the extent that they exceed the reserves for
          -------------------
          doubtful accounts set forth in the most recent financial statements contained in the Company's SEC Reports, the accounts receivable which are reflected in such financial statements and all accounts receivable of the Company which have arisen since the latest date of the balance sheet contained in such financial statements (except such accounts receivable as have been collected) are valid and enforceable claims, and the goods and services sold and delivered which gave rise to such accounts were sold and delivered in conformity with the applicable purchase orders, agreements and specifications. To the best of the Company's knowledge, such accounts receivable are subject to no valid defense or offsets except routine customer complaints or warranty demands of an immaterial nature. The reserve for doubtful accounts that is included in the most recent financial statements contained in the Company's SEC Reports is adequate.

     (u)  Inventories.  The inventories of the Company which are reflected in
          -----------
          the most recent financial statements contained in the Company's SEC Reports and all inventory items which have been acquired since the latest date of the balance sheet contained in such financial statements consist of raw materials, supplies, work-in-process and finished goods of such quality and quantities as are currently usable or salable in the ordinary course of its business.

     (v)  Purchase Commitments and Outstanding Bids.  No material purchase
          -----------------------------------------
          commitment of the Company is in excess of normal, ordinary and usual requirements of its business, or was made at any price in excess of the then current market price, or contains terms and conditions more onerous than those usual and customary in the industry.

     (w) There is no outstanding material bid, sales proposal, contract or unfilled order of the Company which (a) will, or could if accepted, require the Company to supply goods or services at a cost to the Company in excess of the revenues to be received therefrom, or (b) quotes prices which do not include a mark-up over reasonably estimated costs consistent with past mark-ups on similar business or market conditions current at the time.

     (x)  Insurance Coverage.  There are in full force policies of insurance
          ------------------
          issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company's best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources.

     (y)  No Brokers or Finders.  No person, firm or corporation has or will
          ---------------------
          have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or any Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company will indemnify and hold each of the Investors harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

     (z)  Conflicts of Interest.  No officer, director or shareholder of the
          ---------------------
          Company or any affiliate (as such term is defined in Rule 405 under the Securities Act) of any such person has any direct or indirect interest (a) in any entity which does business in excess of $10,000 with the Company, (b) in any property, asset or right with a value in excess of $10,000 which is used by the Company in the conduct of its business, or (c) in any contractual relationship with the Company other than as an employee, the proceeds of which will exceed $10,000. For the purpose of this section 4.1(x), there shall be disregarded any interest which arises solely from the ownership of less than a 5% equity interest in a corporation whose stock is regularly traded on any national securities exchange or in the over-the-counter market. Notwithstanding the foregoing, the Company makes no representation or warranty regarding the direct or indirect interests of Hendrick Rethwilm other than those required to have been disclosed in the Company's SEC Reports.

     (aa) Licenses.  The Company possesses from the appropriate agency,
          --------
          commission, board and government body and authority, whether state, local or federal, all licenses, permits, authorizations, approvals, franchises and rights which are (a) necessary for it to engage in the business currently conducted by it, and (b) if not possessed by the Company would have an adverse impact on the Company's business. The Company has no knowledge that would lead it to believe that it will not be able to obtain all licenses, permits, authorizations, approvals, franchises and rights that may be required for any business the Company proposes to conduct.

     (bb) Disclosure.  The Company has not knowingly withheld from the Investors
          ----------
          any material facts known to the Company and relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any certificate, schedule, statement or other document furnished or to be furnished to any Investor pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

     (cc) Registration Rights.  Other than as contemplated under this Agreement,
          -------------------
          the Company has not agreed to register any of its authorized or outstanding securities under the Securities Act.

     (dd) Retirement Plans.  The Company does not have any retirement plan in
          ----------------
          which any employees of the Company participates that is subject to any provisions of the Employee Retirement Income Security Act of 1974 and of the regulations adopted pursuant thereto ("ERISA").

     (ee) Environmental and Safety Laws.  The Company has not received any
          -----------------------------
          notice that it is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of the Company's knowledge no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     (ff) Employees.  To the best of the Company's knowledge, no officer of the
          ---------
          Company or employee of the Company (whose annual compensation is in excess of $20,000) has any plans to terminate his or her employment with the Company. Except for the accrual of salaries disclosed in the Company's Disclosure Statement, the Company has complied in all material respects with all laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes, and the Company has not encountered any material labor difficulties. The Company does not have any worker's compensation liabilities.

     (gg) Absence of Restrictive Agreements.  To the best of the Company's
          ---------------------------------
          knowledge, no employee of the Company is subject to any secrecy or non-competition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company. To the best of the Company's knowledge, no employer or former employer of any employee of the Company has any claim of any kind whatsoever in respect of any of such rights.

     (hh) Company Forecasts.  The Company and the Principals have provided to
          -----------------
          each of the Investors true, accurate and correct copies of the Principals' collective best estimate of the business forecasts for the Company through December 31, 2004 (the "FORECAST"). The Forecast represents the Company's and the Principals' best estimate of the Company's projected financial performance for such period based upon information available as of the date hereof and are not misleading in any material respect.

     (ii) Company Revenues.  Each of the Principals represents and warrants that
          ----------------
          the Company's gross revenue for the fifteen (15) month period beginning October 1, 2003 and ending December 31, 2004 will be at least $10,880,000, as calculated in accordance with generally accepted accounting principles in the United States and in conformance with the rules and regulations of the United States Securities and Exchange Commission.

     (jj) Form 10-QSB for September 30, 2003.  The Company and the Principals
          ----------------------------------
          have provided to each of the Investors a true, accurate and correct copies of the draft Form 10-QSB for the quarter ended September 30, 2003 in substantially the form as will be filed with the SEC.

4.2  Conduct of Business Prior to January 31, 2004.  In order to induce the Lead
     ---------------------------------------------
     Investor to enter into this Agreement and to purchase the number of Units set forth after its name on Schedule A, the Company hereby covenants and
                                 ----------
     agrees that during the period from the execution and delivery of the this Agreement and continuing until January 1, 2004, except as expressly agreed to in writing, the Company shall not do, cause or permit any of the following, without the prior written consent of Lead Investor, which consent shall not be unreasonable withheld, conditioned or delayed:

     (a)  Material Contracts.  Enter into any material contract or commitment,
          ------------------
          or violate, amend or otherwise modify or waive any of the terms of any of its material contracts in any case, other than in the ordinary course of business;

     (b)  Issuance of Securities.  Except as contemplated in the this Agreement
          ----------------------
          or as set forth on the Disclosure Schedule, issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue, any such shares or other convertible securities, other than the issuance of shares of its common stock pursuant to the exercise of stock options or other rights therefor outstanding as of the date of this Agreement or at a price greater than the Purchase Price;

     (c)  Intellectual Property.  Convey, license, assign or otherwise transfer
          ---------------------
          to any person or entity any rights to its intellectual property rights or assets other than in the ordinary course of business;

     (d)  Exclusive Rights.  Enter into or amend any agreements pursuant to
          ----------------
          which any other party is granted exclusive marketing or other exclusive rights of any type or scope with respect to any of its products or technology;

     (e)  Dispositions.  Sell, lease, license or otherwise dispose of or
          ------------
          encumber any of its properties or assets which are material individually or in the aggregate, to it and its business, taken as a whole, except in the ordinary course of business;

     (f)  Indebtedness.  Incur any indebtedness for borrowed money or guarantee
          ------------
          any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others;

     (g)  Leases.  Enter into any operating lease in excess of $20,000;
          ------

     (h)  Payment of Obligations.  Pay, discharge or satisfy in an amount in
          ----------------------
          excess of $10,000 in any one case or $50,000 in the aggregate, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the ordinary course of business, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Company's financial statements for the quarter ended September 30, 2003 or incurred in the ordinary course of business;

     (i)  Capital Expenditures.  Make any capital expenditures, capital
          --------------------
          additions or capital improvements in excess of $25,000, except in the ordinary course of business;

     (j)  Insurance.  Materially reduce the amount of any material insurance
          ---------
          coverage provided by existing insurance policies;

     (k)  Termination or Waiver.  Terminate or waive any right of substantial
          ---------------------
          value, other than in the ordinary course of business;

     (l)  Employee Benefit Plans; New Hires; Pay Increases.  Adopt or amend any
          ------------------------------------------------
          employee benefit or stock purchase or option plan obligating the Company to issue more than 100,000 shares of common stock in aggregate, pay any special bonus or special remuneration exceeding $5,000 individually or $20,000 in the aggregate to any employee or director (except payments made pursuant to written agreements outstanding on the date of the definitive unit purchase agreement), or increase the salaries or wage rates of its employees except in the ordinary course of business;

     (m)  Severance Arrangements.  Grant any severance or termination pay (i) to
          ----------------------
          any director or officer or (ii) to any other employee except (A) payments made pursuant to written agreements outstanding on the date hereof or (B) grants which are made in the ordinary course of business in accordance with its standard past practice;

     (n)  Lawsuits.  Commence a lawsuit other than (i) for the routine
          --------
          collection of bills or (ii) in such cases where it, in good faith, determines that failure to commence suit would result in the material impairment of a valuable aspect of its business;

     (o)  Acquisitions.  Acquire or agree to acquire by merging or consolidating
          ------------
          with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets which are material individually or in the aggregate, to its business, taken as a whole;

     (p)  Taxes.  Other than in the ordinary course of business, make or change
          -----
          any material election in respect of taxes, adopt or change any accounting method in respect of taxes, settle any material claim or assessment in respect of taxes; or

     (q)  Revaluation.  Revalue any of its assets, including without limitation
          -----------
          writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business or as required by US GAAP.

4.3  Capital Contribution by the Principals.
     --------------------------------------

     (a) All representations and warranties made by the Principals in Section 4.1(ii), shall survive the final Closing Date and continue in full force and effect through December 31, 2004.

     (b) Unless the Lead Investor consents to such issuances or grants, the Company shall, and each of the Principals shall take all reasonable actions to, limit the number of shares of common stock issued or options (or other securities exercisable to acquire shares of common stock) granted by Rapidtron under all employee or consultant compensatory arrangements to 400,000 or fewer common shares beginning on the Effective Date and ending on termination of the Escrow Agreement (defined below) and to ensure that all of the following criteria with respect to such grants and issuances are satisfied (i) the exercise price or deemed issue price of such shares shall be in excess of $1.25 per share, (ii) options granted and shares issued shall vest yearly on a pro rata basis over a period of not less than three (3) years and
          (iii) options granted and the right to receive shares shall terminate 90 days after termination of such employee's employment or consultant's relationship with the Company (the "MAXIMUM COMPENSATORY COVENANT").

     (c) The Parties agree that it would be difficult to quantify the damages resulting from the breach of the representations and warranties set forth in Section 4.1(ii), and further agree that it is in the best interest of the Parties to establish in advance the amount and nature of damages to be paid by the Principals for breach of such representations and warranties. The Parties agree that the Principals shall place that number of common shares of the Company set forth beside such Principals name in Schedule E attached hereto into escrow
                                         ----------
          (the "ESCROWED SHARES"). The Principals will enter into the Escrow and Contribution Agreement ("ESCROW AGREEMENT") pursuant to which the Escrowed Shares shall be contributed to the Company (the "PRINCIPAL CONTRIBUTION") in lieu of an obligation to indemnify the Investors for any and all losses, costs, damages, liabilities and expenses, arising out of any breach of the representations and warranties given or made by the Principals in Section 4.1(ii) or any breach of the covenant set forth in Section 4.3(b). The Parties agree that the representations and warranties made in Section 4.1(ii) and the covenants set forth in
          Section 4.3(b) are a material inducement for the Investors to enter into this Agreement and that the Principal Contribution is a reasonable measure of damages, and not a penalty, for breach of the representations and warranties set forth in Section 4.1(ii) or the covenants set forth in Section 4.3(b).

     (d) The Principal Contribution of the Escrowed Shares (under the terms and conditions set forth in the Escrow and Contribution Agreement) as liquidated damages shall be the Investors' sole and exclusive remedy for any principal's breach of the representations and warrants given or made in Section 4.1(ii) of this Agreement or the covenant set forth in Section 4.3(b) of this Agreement.

     (e) The Parties agree that any claim under this Section 4.3 shall be made in accordance with the terms and conditions set forth in the Escrow and Contribution Agreement.

     (f) Each Investor hereby appoints the Lead Investor as his/her/its the representative and his true and lawful attorney-in-fact with full power, in his name and on his behalf, to act according to the terms of this Section 4.3 in the Lead Investor's absolute discretion, and in general to do all things and to perform all acts including, without limitation, executing and delivering all agreements, certificates, receipts, instructions and other instruments contemplated by or deemed advisable in connection with this Section 4.3 and the Escrow and Contribution Agreement. Notwithstanding the foregoing, the Lead Investor shall inform each Investor of all notices received, and of all actions, decisions, notices and exercises of any rights, power or authority proposed to be done, given or taken by the Lead Investor in connection with the this Section 4.3. The Lead Agent shall not be liable for any act done or omitted hereunder as agent for the Investors while acting in good faith and in the exercise of reasonable judgment and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith.
          The Investors shall severally indemnify the Lead Investor and hold it harmless against any loss, liability or expense incurred without gross negligence or bad faith on the part of the Lead Agent and arising out of or in connection with the acceptance or administration of his duties hereunder.

5.   GENERAL

5.1 From time to time during the period commencing as of the first Closing Date and extending through January 31, 2004, the Company may sell additional Units to raise aggregate proceeds from the sale of such Units in an amount not to exceed $1,600,000, on the same terms and conditions as are specified herein, to persons (who may or may not initially be parties to this agreement) who execute a copy of this Agreement. Each such additional investor shall be regarded as an "Investor" for all purposes of this agreement, including exercising the rights and remedies of an Investor hereunder.

5.2 Should the Company desire to sell any newly issued securities, the Company shall provide written notice to the Lead Investor in the following manner (the "OFFER NOTICE"). The Offer Notice must specify all of the terms and conditions of the proposed sale, but may omit the identity of the proposed purchaser(s) (collectively, the "PROPOSED PURCHASER"). The Investors shall have the option, but not the obligation, within five (5) business days after receipt of the Offer Notice to purchase all of the securities specified in the Offer Notice ("OFFERED SECURITIES") at the price and on all the terms stated in the Offer Notice, including, without limitation, the closing date and manner of delivery of funds. If any Investor exercises such option, Lead Investor shall deliver written notice to the Company within such five (5) business day period. If any Investor exercises such option but fails to close in accordance with the terms set forth in the Offer Notice, then such Investor shall have no further rights under this
     Section 5.2. If an Investor does not elect to purchase the Offered Securities within said five (5) business day period, then the Company shall be under no obligation to sell any of the Offered Stock to the Investor but may instead sell any portion of the Offered Stock to the Proposed Purchaser at the price and on the terms and conditions specified in Offer Notice, within ninety (90) days of delivery of the Offer Notice. The Company may not, however, without giving a new notice of his intention to so do pursuant to this Section 5.2, sell any or all of the Offered Stock beyond said ninety (90) day period or at any other price or on any terms and conditions other than those specified in the Offer Notice.

5.3 The Company agrees to reimburse the Lead Investor for legal expenses incurred by it for their special legal counsel, Dorsey & Whitney LLP, in connection with the transactions contemplated by this Agreement solely from the proceeds of the Purchase Price as set forth in Section 1.5 of this Agreement .

5.4  For the purposes of this Agreement, time is of the essence.

5.5 The parties will sign and deliver all further documents and instruments and do all things that may, either before or after the signing of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

5.6  This Agreement may not be assigned by either party hereto.

5.7 All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail, if to any Investor or any holder of Warrants addressed to such holder at its address as shown on the books of the Company, or at such other address as such holder may specify by written notice to the Company, or if to the Company at the address set forth above, Attention: President; or at such other address as the Company may specify by written notice to the Investors; and such notices and other communications shall for all purposes of this agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.

5.8 All representations and warranties contained herein shall survive the execution and delivery of this agreement, any investigation at any time made by the Investors or on their behalf, and the sale and purchase of the Units and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant to this Agreement or in connection with or in contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

5.9 This Agreement and the agreements contemplated herein contains the entire understanding of the parties with respect to the transactions contemplated in this Agreement and the terms of this Agreement expressly replace and supersede any prior oral or written communication, understanding or agreement among the parties and this Agreement may be amended only by agreement in writing executed by the parties.

5.10 Each Party acknowledges that it has been advised by the other to seek independent legal and financial (including tax) advice with respect to this Agreement and that it has not relied on the other party for any advice, whether legal or otherwise, with respect to this Agreement.

5.11 This Agreement shall be interpreted neutrally and no construction against the drafter shall be permitted.

5.12 It is the intention of the parties hereto that this Agreement and the performance hereunder shall be interpreted and construed in accordance with and pursuant to the laws of the State of California.

5.13 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all counterparts together will constitute one and the same instrument. A copy of this Agreement transmitted by facsimile will be treated and relied on for all purposes by any person as an originally signed copy.

5.14 In the event any legal action is instituted by any party to this Agreement for the purpose of enforcing or interpreting any provision of this Agreement or any other agreement arising under or relating to this Agreement, the prevailing party in such action shall be entitled to recover its reasonable attorneys' and expert witness fees and costs.

                         TO BE COMPLETED BY THE INVESTOR
                         -------------------------------

A. REGISTRATION INSTRUCTIONS The name and address of the person in whose name the Securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):

          N/A
          ------------------------------------------------------------
          Name


          ------------------------------------------------------------
          Address


          ------------------------------------------------------------
          City,  State                                        Zip Code

          Attn:
          ------------------------------------------------------------


B. DELIVERY INSTRUCTIONS. The name and address of the person to whom the certificates representing the Investor's Securities referred to in paragraph A above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):


          BRIDGE STREET SERVICES LIMITED
          ------------------------------------------------------------
          Name

          P.O. BOX  HM 3051
          27 REID STREET
          ------------------------------------------------------------
          Address

          HAMILTON, HM NX                                      BERMUDA
          ------------------------------------------------------------
          City,  State                                        Zip Code

          Attn:
          ------------------------------------------------------------


C.   SUBSCRIPTION  AMOUNT:

     Subscription  Funds:  US$ 475,000.00
                              ---------------

     Number  of Units:       380,000          Units (where each Unit consists of
                           ------------------
                           one share and one half of one purchase warrant. Each whole warrant will entitle the Investor to subscribe for one additional common share of the Company on the terms set forth in this Agreement).

                   TO BE COMPLETED AND SIGNED BY THE INVESTOR:
                   -------------------------------------------



The Investor has signed this Agreement as of the  12  day of November, 2003.
                                                 ----

Ceres Financial Limited
---------------------------------------------------
Name of the Investor - use the name inserted in paragraph A above.


/s/ J. Duffy
---------------------------------------------------
Signature of Investor


NEWBURY LIMITED - DIRECTOR
---------------------------------------------------
Title (if applicable)



ACCEPTANCE

Signed and Accepted this 12th day of November 2003.
                         ----

RAPIDTRON, INC.

Per:


/s/ John Creel
------------------------------------
Authorized  Signatory

                         TO BE COMPLETED BY THE INVESTOR
                         -------------------------------

A. REGISTRATION INSTRUCTIONS The name and address of the person in whose name the Securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):

          A Mari Usque Ad Mare Ltd.
          ------------------------------------------------------------
          Name

          Suite 4 Temple Building Prince William & Main Street
          ------------------------------------------------------------
          Address

          Charlestown                  Federation of St. Kitts & Nevis
          ------------------------------------------------------------
          City,  State                                        Zip Code

          Attn: Daniel MacMullin
          ------------------------------------------------------------


B. DELIVERY INSTRUCTIONS. The name and address of the person to whom the certificates representing the Investor's Securities referred to in paragraph A above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):


          ------------------------------------------------------------
          Name

          ------------------------------------------------------------
          Address

          ------------------------------------------------------------
          City,  State                                        Zip Code

          Attn:
          ------------------------------------------------------------


C.   SUBSCRIPTION  AMOUNT:

     Subscription  Funds:  US$ 1,125,000
                              ---------------

     Number  of Units:       900,000          Units (where each Unit consists of
                           ------------------
                           one share and one half of one purchase warrant. Each whole warrant will entitle the Investor to subscribe for one additional common share of the Company on the terms set forth in this Agreement).


                                    -26(b)-

                                   SCHEDULE A

-----------------------------------------------------------------
INVESTOR NAME AND ADDRESS  NUMBER OF UNITS  AMOUNT OF INVESTMENT

-----------------------------------------------------------------
Ceres Financial Limited      380,000 units  $             475,000
Walkers Chambers
P.O. Box 92
Mill Mall
Road Town, Tortola
British Virgin Islands

-----------------------------------------------------------------
A Mari Usque Ad Mare Ltd.    900,000 units  $           1,125,000

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

                                   SCHEDULE B

                           FORM OF WARRANT CERTIFICATE

                                    [OMITTED]

                                   SCHEDULE C

                          REGISTRATION RIGHTS AGREEMENT

                                    [OMITTED]

                                   SCHEDULE D

                        ESCROW AND CONTRIBUTION AGREEMENT

                                    [OMITTED]

                                   SCHEDULE E

------------------------------------------------------------
PRINCIPAL NAME (REGISTERED OWNER)  NUMBER OF ESCROWED SHARES

------------------------------------------------------------
John Creel                               7,019,498

------------------------------------------------------------
Steven Meineke                              -0-

------------------------------------------------------------
Peter Dermutz                            2,104,894

------------------------------------------------------------

                                   SCHEDULE F

                        DEFINITION OF ACCREDITED INVESTOR

                                    [OMITTED]

                                    SCHEDULE G

                           LIST OF DEBT TO BE CONVERTED

----------------------------------------------------------------------------------
Name of Debt Holder           Amount of Debt to be   Number of Shares to be Issued
                                    Converted

----------------------------------------------------------------------------------
Equus Marketing & Design      $             102,250                        102,250

----------------------------------------------------------------------------------
John Creel                    $              69,342                         69,342

----------------------------------------------------------------------------------
Steve Meineke                 $              30,603                         30,603

----------------------------------------------------------------------------------
Larry Williams                $              23,250                         23,250

----------------------------------------------------------------------------------
Corvus Holdings               $               8,200                          8,200

----------------------------------------------------------------------------------
Ceres Financial               $               4,500                          4,500

----------------------------------------------------------------------------------
United Triumph/Fort Holdings  $              13,689                         13,689

----------------------------------------------------------------------------------
Furnishing Club               $               1,666                          1,666

----------------------------------------------------------------------------------
Top View, AG                  $               1,000                          1,000

----------------------------------------------------------------------------------
Peter Dermutz                 $              38,500                         38,500

----------------------------------------------------------------------------------
Lee Guthrie                   $               6,000                          6,000

----------------------------------------------------------------------------------
Porter LeVay                  $              14,500                         14,500

----------------------------------------------------------------------------------
Mark Taggatz                  $              17,000                         17,000

----------------------------------------------------------------------------------
Mary LaChappell               $               8,250                          8,250

----------------------------------------------------------------------------------
Randall Lanham                $              11,250                         11,250

----------------------------------------------------------------------------------
TOTAL                         $             350,000                        350,000

----------------------------------------------------------------------------------

                                    RAPIDTRON


                              DISCLOSURE SCHEDULE


4.1 (d) Qualification - Rapidtron, Inc., a Delaware corporation, is not currently qualified to do business in California. The Company is in the process of submitting its application to so qualify with the California Secretary of State and is not aware of any facts which may prevent such qualification.

4.1  (g)  Changes, Dividends
     - UCC1 filing: Filing Acknowledgement, October 16, 2003, Filing number 200302776-5
               -    Debtor - Rapidtron; Secured Parties - Designa ACCESS
                    Corporation
     -    S-8 Share Agreement
               - 37,815 shares to Raymond A. Lee that were authorized by the Board
     - Agreement to pay the law firm of Fein, Such, Kahn & Shepard, P.C. (related to Porter, Levay Investment Relations)
     - Payment of installments of $18,523.66; $14,523 remains due and payable. The payees have agreed to accept common stock in lieu of such debt.
     -    Notes Payable
               -    John Creel - $12,500
               -    John Creel - $26,000
               -    John Creel - $3,100
               -    Steve Meineke - $15,000
               -    Larry Williams - $42,316
               -    Comerica - $100,000
               -    Corvus Holdings - $90,000
               -    Ceres Financial - $150,000
               -    Equus Marketing and Design (Vineyard Bank) - $150,000
     -    Interest Payable on Notes - $35,483
     -    Accounts Payable - Total as of 9/30/2003 - $724,794
     -    Due to Equus Marketing, a related party - $212,233
     -    Due to Meineke Consulting, LLC, a related party - $37,500

4.1 (h)
     - UCC1 filing: Filing Acknowledgement, October 16, 2003, Filing number 200302776-5
               -    Debtor - Rapidtron; Secured Parties - Designa ACCESS
                    Corporation


              3151 Airway Avenue, Building Q, Costa Mesa, CA 92626
                       tel 949.798.0652 fax 949.474.4550-

                                    RAPIDTRON


4.1  (j)
     - Payment of installments of $18,523.66; $14,523 remains due and payable. Payees have agreed to accept common stock in lieu of such debt.
     - Legal request received from Colorado State Employment related to Lucas Patt claim. This claim has been closed by Colorado based on Rapidtron's letter stating that Lucas Patt was not an employee of Rapidtron.

4.1  (m)
     -    Prior offers made by Bathgate Capital Agreement

4.1  (n)
     - Pioneering Innovations - Bruce Spurr Agreement on Com DLL interface (to be finalized), with purchase of rights to use software interface, and an earn-out in stock options.

4.1  (o)
     -    Per Definitive Agreement, Company is obligated to issue Stock Options:
               -    John Creel - 400,000 Options @ $1.00
               -    Steve Meineke - 400,000 Options @ $1.00
     -    Agreement to issue common stock in lieu of installments of $18,523.66

4.1  (p)
     - UCC1 filing: Filing Acknowledgement, October 16, 2003, Filing number 200302776-5
               -    Debtor - Rapidtron; Secured Parties - Designa ACCESS
                    Corporation
     - Agreement to pay the law firm of Fein, Such, Kahn & Shepard, P.C. (related to Porter, Levay Investment Relations)
     - Payment of installments of $18,523.66; $14,523 remains due and payable.
     -    Notes Payable
               -    John Creel - $12,500
               -    John Creel - $26,000
               -    John Creel - $3,100
               -    Steve Meineke - $15,000
               -    Larry Williams - $42, 316
               -    John Creel & Steve Meineke re: Comerica finds - $100,000
     -    Interest Payable on Notes listed above - $35,483
     -    Accounts Payable - total $732,795
               -    Axess AG - $324,807 (Major Supplier)
               -    Employees - $23,453 (Accrued Salary & Expenses)
               -    Credit Cards - $80,033 ($21,823.18 due to John Creel)
               - Professional Services - $271,605 (Legal, Accounting, Investor Relations, Consultants), includes $37,500 due to Meineke Consulting, LLC, a related party
               -    Other - $24,897


              3151 Airway Avenue, Building Q, Costa Mesa, CA 92626
                       tel 949.798.0652 fax 949.474.4550-

                                    RAPIDTRON


     - Due to other Related Party (non-salary) - $212,233 Equus Marketing and Design
     -    Customer Deposits - $52,535

4.1 (q)
     - Back-pay per contracts, chronological order - 2002, 2003 - through October 31, 2003:

               2002
               -    Consulting Agreement - Meineke LLC - 2002/ $37,500
               -    Larry Williams - 2002/ $28,989
               -    Peter Dermutz - 2002/ $12,698

               2003
               -    Employment Agreement - John Creel - 2003/ $60,000
               -    Employment Agreement - Peter Dermutz - 2003/ $53,798
               -    Employment Agreement - Steve Meineke- 2003/ $37,500
               -    Employment Agreement - Larry Williams - 2003/ $26,500
               -    At Will Employment      - John Creel, Jr. - 2003/ $6,431
               -    Consulting Agreement - Mark Adair - 2003/ $46,373;
               -    Consulting Agreement - Bruce Spurr - 2003/ $10,000
               -    Consulting Agreement - Lee Guthrie - 2003/ $16,000

4.1 (v)
     - Property and Liability Insurance - In effect, and paid; Costello and Sons Insurance Brokers
     -    Directors and Officers Insurance - currently, no policy in effect
     -    Health Insurance - Employees (Managers) have policies in effect

4.1 (w)
Broker Fee Agreements:
     -    Randall Lanham Agreement - Fees earned $47,500 (2.5% X 1,900,000)
               -    Paid $36,250 paid to date by Rapidtron
               -    Fees remaining due  $11,250
     -    Randall Lanham Agreement  - TO BE TERMINATED by Jak Meyer
     -    Eddie Wenrick Agreement - Fees earned $38,000 (2.0% x $1,900,000)
               -    $12,000 paid by Rapidtron
               -    $26,000 paid by Equus
                         - $26,000 due to Equus by Rapidtron as repayment for Wenrick Commissions.
               - Eddie Wenrick claims an interest due as a result of this Unit Purchase Agreement. Rapidtron issued letter to Eddie Wenrick stating his commission has been paid in full.


              3151 Airway Avenue, Building Q, Costa Mesa, CA 92626
                       tel 949.798.0652 fax 949.474.4550-

                                    RAPIDTRON


     -    Mary LaChapelle Agreement -Fees earned $9,500

               -    $1,250 paid by Equus; $1,250 due to Equus

               -    $ 8,250 Fees remaining due

4.1 (x)

John Creel and Steve Meineke are shareholders in Equus Marketing and Design, service providers to Rapidtron:
     -    Equus Operating Agreement
     -    Equus Marketing Services Agreement

4.1 (ff) As far as we understand today, AXESS AG is capable financially and in production capacity to supply quality product on time per the market needs to fulfill the forecast. Similarly with other products/other vendors - ada gates, platforms, cards, readers, large turnstiles, gating, etc.


              3151 Airway Avenue, Building Q, Costa Mesa, CA 92626
                       tel 949.798.0652 fax 949.474.4550-

RAPIDTRON, INC.
NOTES PAYABLE
NOVEMBER 10, 2003


NOTE HOLDER                      AMOUNT OF NOTE  PRINCIPAL PAYMENTS  BALANCE OF NOTE  INTEREST ACCRUED
-------------------------------  --------------  ------------------  ---------------  ----------------

STEVE MEINEKE                            15,000                   -           15,000             1,603
JOHN CREEL                               12,500                   -           12,500             1,000
JOHN CREEL                               26,000                               26,000             3,000
JOHN CREEL                                3,100                                3,100               825
LARRY WILLIAMS                           42,316                   -           42,316                 -
CORVUS HOLDINGS                         250,000             160,000           90,000             8,200
CERES FINANCIAL                         150,000                   -          150,000             4,500
UNITED TRIUMPH/FORT HOLDINGS            750,000             750,000                -            13,689
FURNISHING CLUB                         100,000             100,000                -             1,666
TOP VIEW, AG                            652,726             652,726                -             1,000
DANIEL RINK                              22,000              22,000                -                 -
HANS-HERMANN SCHULZ                     100,000             100,000                -                 -
HERALD PLAUTZ                            19,978              19,978                -                 -
CREEL/MEINEKE (COMERICA BANK)           150,000              50,000          100,000                 -
EQUUS MARKETING (VINEYARD BANK)         150,000                   -          150,000                 -
                                 --------------  ------------------  ---------------  ----------------
TOTAL                                 2,443,620           1,854,704          588,916            35,483


NOTE HOLDER                           NOTE PAYMENT DUE DATE
-------------------------------  --------------------------------
STEVE MEINEKE                                  3/31/03
JOHN CREEL                                   NO DUE DATE
JOHN CREEL                                   NO DUE DATE
JOHN CREEL                                   NO DUE DATE
LARRY WILLIAMS                                 3/31/03
CORVUS HOLDINGS                              NO DUE DATE
CERES FINANCIAL                                9/30/03
UNITED TRIUMPH/FORT HOLDINGS                   3/31/03
FURNISHING CLUB                                3/31/03
TOP VIEW, AG                                   5/30/03
DANIEL RINK                                     5/8/03
HANS-HERMANN SCHULZ                             5/8/03
HERALD PLAUTZ                                   5/8/03
CREEL/MEINEKE (COMERICA BANK)      15TH OF EACH MONTH ($7,500.00)
EQUUS MARKETING (VINEYARD BANK)   1ST OF EACH MONTH-INTEREST ONLY

RAPIDTRON, INC.
PROFESSIONAL SERVICES
NOVEMBER 10, 2003


VENDOR                                       WHAT SERVICE         TOTAL AMOUNT OWED  DUE DATE
-------------------------------------  -------------------------  -----------------  --------
All Systems TV & Satelitte             Installation                             602   9/20/03
Alvarado Manufacturing                 ADA Gates                              8,403   9/13/03
Aphelion                               Software Development                   4,000    1/9/03
Audio Visual                           Installation                             180  10/29/03
CSI                                    Software Development                   2,500  11/29/03
Custom Design                          Software Development                   2,000   9/12/03
Custom Stainless Fabrication           Platforms                              6,609  10/21/03
Dave Snowden (Dataheadz)               Web design                             2,200  11/30/03
Electronic Concepts                    Installation                             901  10/15/03
Fraunhofer-Gesellschaft                Software Development                  48,746  12/31/03
Industrial Design Research             Product Development                    3,593  10/16/02
Kushner,Smith,Joanu,& Gregson          CPA (accounting/audit)                18,190  12/30/02
Lee Goddard                            Legal                                  8,713  10/19/03
Lee Guthrie                            Consulting                             4,000   8/16/03
Mark Adair                             Consulting                            46,373   7/31/03
Meineke Consulting Services            Consulting                            37,500   1/31/03
North American Logistics               CAN Fit Pro Trade Show                 3,304   9/28/03
Pioneering Innvovations (Bruce Spurr)  Software Development                   8,293  11/23/02
Porter,Levay, & Rose                   Public Relations                      14,524   7/15/03
Primedia Business Solutions            Club Industry-Trade Show               6,000   1/19/03
RTP                                    Sales Commission                       4,555   1/30/03
Securities Law Institute               Accounting                             1,200   8/30/03
Squar Milner                           CPA (accounting/audit)                10,000   6/30/03
Stocklein Law Group                    Legal                                 15,476   5/31/03
Stradling,Yocca, Carlson, & Rauth      Legal                                 13,745
                                                                  -----------------
Total Professional Services                                                 271,605

     RAPIDTRON, INC.
     CREDIT CARDS
     NOVEMBER 10, 2003


CREDIT CARD
-----------
NAME                BALANCE ON CREDI TCARD
------------------  ----------------------
Advanta                              1,288
American
Express                             50,261
US Bank                              5,233
Wells Fargo
Business                            23,251
                    ----------------------
TOTAL CREDIT
CARDS                               80,033

                                        TRADE SHOW                            TELECOM   OTHER AUTO  FIN CHGS/
          AIRLINE  LODGING  RESTAURANT   RENTALS    CAR RENTAL  CASH ADVANCE  EXPENSES   EXPENSES     FEES     MISCELLANEOUS
          -------  -------  ----------  ----------  ----------  ------------  --------  ----------  ---------  -------------
ADVANTA    1,016       208                                                                                 63

AMERICAN
EXPRESS    23,672    7,133       3,076       5,456       1,099                     791         260      6,328          2,446

US BANK     3,086      184                      90         167                     596                    157            953

WELLS
FARGO
BUSINESS   11,674    4,563       1,529         923         427         1,600                   880      1,076            579

TOTAL      39,447   12,088       4,605       6,470       1,693         1,600     1,387       1,139      7,625          3,978


           TOTAL
          EXPENSES
          --------

ADVANTA      1,288

AMERICAN
EXPRESS     50,261

US BANK      5,233

WELLS
FARGO
BUSINESS    23,251

TOTAL       80,033